                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7167


                        Prudential Europe Growth Fund, Inc.
_______________________________________________________________________________
               (Exact name of registrant as specified in charter)

                                 Gateway Centre 3,
                               100 Mulberry Street,
                             Newark, New Jersey 07102
________________________________________________________________________________
        (Address of principal executive offices)               (Zip code)

                                 Jonathan Shain
                                Gateway Centre 3
                                100 Mulberry Street
                             Newark, New Jersey 07102
________________________________________________________________________________
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 973-802-6469

Date of fiscal year end: 4/30/03

Date of reporting period: 4/30/03

Item 1. Reports to Stockholders

ANNUAL REPORT
APRIL 30, 2003

PRUDENTIAL
EUROPE GROWTH FUND, INC.

FUND TYPE
Global/International stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

Prudential Europe Growth Fund, Inc.

Performance at a Glance

FUND OBJECTIVE
The investment objective of the Prudential Europe
Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns1                              As of 4/30/03

                                     One Year   Five Years   Since Inception2
Class A                               -18.65%     -33.03%        36.61%
Class B                               -19.26      -35.59         27.18
Class C                               -19.22      -35.57         27.39
Class Z                               -18.35      -32.21         18.03
MSCI Europe Index3                    -15.17      -25.05          ***
Lipper European Region Funds Avg.4    -15.93      -20.24         ****

    Average Annual Total Returns1                            As of 3/31/03

                                     One Year    Five Years  Since Inception2
Class A                               -33.39%     -10.53%        1.45%
Class B                               -33.91      -10.44         1.24
Class C                               -31.85      -10.49         1.13
Class Z                               -29.71       -9.38         0.44
MSCI Europe Index3                    -25.82       -7.61         ***
Lipper European Region Funds Avg.4    -25.41       -6.88        ****

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, B, and C, 7/13/94; Class Z, 4/15/96.
3The Morgan Stanley Capital International (MSCI)
Europe IndexSM is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of September 2002, the MSCI Europe Index consisted of the following 16 developed market country indexes:
Austria, Belgium, Denmark, Finland, France, Germany,
Greece, Ireland, Italy, the Netherlands, Norway,
Portugal, Spain, Sweden, Switzerland, and the United
Kingdom. 4The Lipper European Region Funds Average
(Lipper Average) represents returns based on an average

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                               www.prudential.com   (800) 225-1852

Annual Report    April 30, 2002

return of all funds in the Lipper European Region
Funds category for the periods noted. Funds in the Lipper Average concentrate their investment in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. Investors cannot invest directly in an index. The returns for the MSCI Europe Index and Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***MSCI Europe Index Since Inception cumulative total returns as of 4/30/03 are 76.37% for Class A, B, and C, and 31.91% for Class Z. MSCI
Europe Index Since Inception average annual total returns as of 3/31/03 are 5.17% for Class A, B, and C, and 2.20% for Class Z. ****Lipper Average Since
Inception cumulative total returns as of 4/30/03 are 62.36% for Class A, B, and C, and 26.13% for Class Z.
Lipper Average Since Inception average annual total returns as of 3/31/03 are 3.85% for Class A, B, and C, and 1.03% for Class Z.

Top 10 Industries

Expressed as a percentage of net assets
as of 4/30/03.

    13.6%   Telecommunication Service &
            Equipment
    12.9    Financial Services
    12.8    Oil & Natural Gas Production
    11.3    Pharmaceuticals
     9.4    Banking
     5.1    Foods
     4.1    Retail
     3.1    Automobiles & Auto Parts
     3.0    Building & Construction
     2.9    Diversified Operations

Top 10 industries are subject to change.

Geographic Concentration

Expressed as a percentage of net assets
as of 4/30/03.

    34.2%   United Kingdom
    14.2    France
    10.0    The Netherlands
     9.1    Switzerland
     8.9    Germany
     5.7    Italy
     5.0    Spain
     3.7    Finland
     3.4    Sweden
     2.3    Ireland
     2.2    Belgium
     1.3    Cash & Equivalents

Geographic concentration is subject to change.

PRUDENTIAL FINANCIAL (LOGO)           June 16, 2003

DEAR SHAREHOLDER,
After fighting in Iraq ended in April 2003, U.S.
consumer confidence rose significantly and a more optimistic tone pervaded the financial markets.
Major stock market indexes have continued to improve, even as the long-standing bond market rally persisted. While we welcome these developments, it is important to remember that a wise investor plans for tomorrow's needs today regardless of the direction of financial markets.

Whether you are investing for your retirement, your children's education, or for a new home for your family, Prudential mutual funds offer advantages that may help you reach your financial goals. Experienced asset managers, working closely with research analysts, employ time-tested investment processes that were honed under a variety of market conditions.
We recommend that you consult a financial professional who can help you strike the right balance between your desire to obtain a particular return from an investment and your tolerance for risk.

I was named president of the Prudential Europe Growth
Fund, Inc. in March 2003. On behalf of the Prudential
Financial family, I would like to thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Prudential Europe Growth Fund, Inc.

Prudential Europe Growth Fund, Inc.

Annual Report    April 30, 2003

INVESTMENT ADVISER'S REPORT

OVERVIEW OF THE MARKET AND FUND PERFORMANCE
European stock markets fell far more than U.S. stocks in the steep slide that dominated the Fund's fiscal year. However, U.S. investors in European securities benefited from a substantial gain of European currencies against the U.S. dollar. This increased the dollar value of European assets. As a result, the 15.17% decline of the U.S. dollar-denominated MSCI
Europe Index--the Fund's benchmark--was only a few percentage points below the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index). European markets did not participate in the rebound of oversold growth stocks. The Fund trailed its benchmark and the Lipper European Region Funds
Average.

The Fund's substantial decline was in part due to the poor performance of its financial stocks and its exposure to large oil companies whose performance was affected by the war in Iraq. In addition, small positions in Ahold (the Netherlands) and Imperial
Chemical Industries (ICI, United Kingdom) faced unexpected accounting controversies. Their share prices plummeted and we sold both positions. The
Fund's performance was also hurt by holdings in the semiconductor industry, where demand continued to be poor. (Demand for semiconductors has picked up recently.) On the positive side, the volatile markets during this reporting period created opportunities to purchase growth companies at what we considered bargain prices. (Some of these positions have already contributed to the Fund's return during this reporting period.) Gains came primarily on telecommunications-related holdings, a varied group of financial companies, and some consumer products and retail firms.

FALLING SHARE PRICES HURT FINANCIAL COMPANIES
Financial firms are required by regulators to maintain certain levels of capital to support the risks inherent in lending and insuring. The steep decline in share prices eroded the value of these firms' capital during this

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Prudential Europe Growth Fund, Inc.

Annual Report    April 30, 2003

period. Insurance companies were particularly hurt because European insurance companies had, on average, a much larger part of their investment portfolios in equities than U.S. companies, and also faced substantial underwriting losses. We had focused on Munich Reinsurance (Germany) and Swiss Reinsurance
(Switzerland) in part because we thought their balance sheets were stronger than the industry average, but even they had to raise capital as the markets continued to fall. Despite their negative impact on this period's return, we continue to have confidence in their prospects because both demand and premiums for reinsurance are rising rapidly. When
Zurich Financial Services (Switzerland) issued shares to bolster its capital, we bought at an attractive price and have already had a significant gain on the position.

Among bank stocks, capital adequacy concerns hurt several of the Fund's positions in commercial bank stocks--including Lloyds TSB Group (United Kingdom),
Credit Suisse Group (Switzerland), and Barclays
(United Kingdom)--but we benefited from opportunistic purchases when we thought other investors overreacted to some banks' risk exposures. Several positions made positive contributions to the Fund's return, including holdings in Deutsche Pfandbrief (DePfa)
Bank (Germany), which specializes in public financing; Skand Enskilda (Sweden), a savings and investment bank that was more exposed to economic slowdown than some other Nordic banks; BBV (Spain), which was hurt by its exposure to Latin America; and Bank of Ireland (Ireland), whose position as one of only two major banks in the rapidly growing Irish economy has been undervalued. These banks' share prices rose as investors reassessed their risks and weighed them against European banks' strong growth potential.

OUR OIL AND GAS EXPOSURE HURT
The giant integrated oil companies BP (United
Kingdom), Royal Dutch Petroleum (the Netherlands, see
Comments on Largest Holdings for both),
www.prudential.com   (800) 225-1852

and TotalFinaElf were among the larger detractors from the Fund's return. Royal Dutch fell when many professional asset managers sold the stock after the S&P 500 Index excluded nondomestic companies, including Royal Dutch. We believe the decline was not due to the company's fundamentals, and we took advantage of the price decline to add to our position. In general, oil stocks did not share in the April 2003 market rise. We think many investors expected war-related oil shortages and looked to other industries for short-term gains when these did not materialize.

TELECOMMUNICATIONS-RELATED STOCKS REBOUNDED
Telecommunications-related stocks were depressed for several years because heavy investment in infrastructure and licenses caused almost universally weak balance sheets in the telecommunication services industry. Delays in introducing new technologies exacerbated the financial stress and also hurt wireless handset companies. We added to our position in Vodafone (United Kingdom, see Comments on Largest
Holdings) at favorable prices because we believed it had a relatively strong financial structure and it is the world leader in wireless services. By the end of the Fund's reporting period, its share price had risen substantially. The Fund had a smaller gain on its position in Nokia (Finland), which maintained its leading market share during this difficult period.
The introduction of color screens in wireless handsets is boosting its sales. The Fund also had gains on smaller telecommunication positions, including Telefonica (Spain) and Telecom Italia
(Italy).

CONSUMER SPENDING DROVE SOME GAINS
Consumer spending remained the strong point of the global economy, and the Fund benefited from a varied group of positions in clothing, food, tobacco, and media companies. We purchased a position in the fashionable shoe and apparel company PUMA (Germany) at an attractively low valuation. Its share price spiked upward as analysts upgraded their earnings forecasts for the firm. Unilever (United Kingdom) also contributed to the Fund's return as

Prudential Europe Growth Fund, Inc.

Annual Report    April 30, 2003

investors were attracted to its dependable earnings.
An attempt to take over the U.K. department store chain Selfridges raised its share price. Other contributors included the publisher Reed Elsevier
(the Netherlands) and Imperial Tobacco (United
Kingdom).

Prudential Europe Growth Fund Management Team



-----------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

Prudential Europe Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/03
------------------------------------------------------------
4.0% Royal Dutch Petroleum Co. (the Netherlands)/Oil & Gas Royal Dutch owns 60% of the Royal Dutch/Shell Group, one of the world's largest integrated oil and gas companies. We expect stronger oil and natural gas prices and improved refining margins to drive positive earnings surprises. First quarter 2003 profits were nearly double those of first quarter 2002, while the firm's market valuation has been below the Europe oil and gas sector average. Royal Dutch continues to buy back its shares, has not cut its dividend since 1945, and yielded a 4.5% dividend at period-end.

3.8% Vodafone Group PLC (United Kingdom)/Telecommunications Vodafone is the world's largest mobile phone network operator. We expect new applications, such as photomessaging, e-mail, videophones, mobile Internet, games, betting, and online shopping, to drive increased spending on mobile phones. We believe that Vodafone's global franchise and market-leading positions in several countries put it in the strongest position to profit from these developments.

3.5% BP PLC (formerly BP Amoco) (United Kingdom)/Oil & Gas BP, like Royal Dutch, is among the world's largest integrated oil and gas companies and should benefit from rising prices and improved refining margins. First quarter 2003 earnings were 136% above first quarter 2002. BP continues to buy back its shares. (We are underweight in BP relative to the MSCI Europe Index, preferring Royal Dutch because of its lower valuation and greater exposure to refining margins.)

3.2%    GlaxoSmithKline PLC (United Kingdom)/Pharmaceuticals
        GlaxoSmithKline is a major pharmaceutical and health-related consumer product company. We think its shares are inexpensive primarily because its pipeline is perceived to be weak; however, it has at least 177 projects in development. It has partnered with a generic drug firm to minimize the impact of generic competition to Paxil (its biggest seller by revenue). Productivity improvements are raising its earnings. Share buy-backs also support its share price, which currently is attractive compared with similar firms.

2.9%    HSBC Holdings PLC (United Kingdom)/Banks
        HSBC is a banking and financial services group offering a full range of personal, business, corporate, and institutional services. Its acquisition of U.S. lending giant Household
        International adds geographic and business-line diversity. We expect it to drive strong growth and produce positive earnings surprises.

Holdings are subject to change.

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.7%
Common Stocks  98.2%
-------------------------------------------------------------------------------------
Belgium  2.2%
     41,292   Dexia                                                 $      473,261
     54,365   Fortis                                                       912,497
     20,153   UCB SA                                                       557,771
                                                                    --------------
                                                                         1,943,529
-------------------------------------------------------------------------------------
Finland  3.7%
     55,801   Fortum Oyj                                                   400,422
    123,470   Nokia Oyj                                                  2,088,935
     28,605   TietoEnator Oyj                                              474,059
     25,542   UPM-Kymmene Oyj                                              373,414
                                                                    --------------
                                                                         3,336,830
-------------------------------------------------------------------------------------
France  14.2%
     56,045   Arcelor(a)                                                   634,219
     22,727   Aventis SA                                                 1,154,286
     26,310   BNP Paribas SA                                             1,234,964
     23,827   Carrefour SA                                               1,036,249
     11,399   France Telecom SA                                            263,331
     10,811   France Telecom SA(a)                                         248,661
      4,800   Groupe Danone                                                679,242
     10,947   L'Oreal SA                                                   782,490
     14,349   Lafarge SA                                                   964,012
     39,575   Orange SA(a)                                                 317,110
     15,376   PSA Peugeot Citroen                                          719,675
      8,542   Sanofi-Synthelabo SA                                         509,532
     11,505   Societe Generale                                             703,609
     32,359   Thomson(a)                                                   474,159
     18,007   TotalFinaElf SA                                            2,361,259
      8,797   Vinci SA                                                     572,849
                                                                    --------------
                                                                        12,655,647
-------------------------------------------------------------------------------------
Republic of Germany  8.4%
     25,147   Bayer AG                                                     458,847
     16,267   Bayerische Motoren Werke AG                                  542,259

    8                                      See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     33,549   Continental AG(a)                                     $      600,174
     14,330   Deutsche Bank AG                                             741,083
     65,095   Deutsche Telekom AG                                          870,300
     25,559   E.ON AG                                                    1,223,388
     12,888   Puma AG Rudolf Dassler Sport                               1,237,515
      3,034   SAP AG                                                       310,830
     19,754   Siemens AG                                                   984,771
     26,991   Singulus Technologies AG(a)                                  466,891
                                                                    --------------
                                                                         7,436,058
-------------------------------------------------------------------------------------
Ireland  2.3%
     64,115   Bank of Ireland                                              790,654
     12,075   Depfa Bank PLC                                               660,309
     47,975   Irish Life & Permanent PLC                                   556,817
                                                                    --------------
                                                                         2,007,780
-------------------------------------------------------------------------------------
Italy  5.7%
     69,462   ENI SpA                                                      989,926
     49,608   Merloni Elettrodomestici SpA                                 603,452
     60,660   Permasteelisa SpA                                          1,103,454
     60,568   Telecom Italia Mobile SpA                                    285,246
     58,600   Telecom Italia SpA                                           288,404
    168,785   Telecom Italia SpA                                         1,378,825
     99,199   UniCredito Italiano SpA                                      433,968
                                                                    --------------
                                                                         5,083,275
-------------------------------------------------------------------------------------
Netherlands  10.0%
     33,410   ABN AMRO Holdings N.V.                                       564,504
     32,279   Aegon N.V.                                                   328,173
     18,909   Akzo Nobel N.V.                                              420,361
     33,238   ASML Holdings N.V.(a)                                        287,105
     10,429   DSM N.V.                                                     456,240
     10,996   Heineken N.V.                                                408,274
     67,274   ING Groep N.V.                                             1,092,382
     68,115   Koninklijke (Royal) KPN N.V.(a)                              453,057
     23,835   Koninklijke (Royal) Philips Electronics N.V.                 443,420

    See Notes to Financial Statements                                      9

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     31,962   Koninklijke Vendex KBB N.V.                           $      313,892
     50,223   Reed Elsevier N.V.                                           571,699
     87,376   Royal Dutch Petroleum Co.                                  3,573,802
                                                                    --------------
                                                                         8,912,909
-------------------------------------------------------------------------------------
Spain  5.0%
     70,389   Banco Bilbao Vizcaya Argentaria SA                           708,558
     67,587   Banco Santander Central Hispano SA                           531,007
     41,964   Endesa SA                                                    595,233
    159,324   Iberia Lineas Aereas de Espana SA                            279,155
     18,320   Industria de Diseno Textil SA                                365,150
     24,156   Repsol YPF SA                                                351,803
    112,288   Telefonica SA(a)                                           1,241,859
      2,245   Telefonica SA(a)                                              24,829
     31,181   Vallehermoso SA                                              322,230
                                                                    --------------
                                                                         4,419,824
-------------------------------------------------------------------------------------
Sweden  3.4%
     30,951   AB SKF (Class 'B' Shares)                                    896,779
     45,499   Assa Abloy AB (Class 'B' Shares)                             433,869
     19,566   Getinge AB (Class 'B' Shares)                                442,524
     50,627   Skandinaviska Enskilda Banken AB (Class 'A' Shares)          526,095
     12,639   Tele2 AB (Class 'B' Shares)(a)                               421,831
    337,037   Telefonaktiebolaget LM Ericsson (Class 'B'
               Shares)(a)                                                  306,970
                                                                    --------------
                                                                         3,028,068
-------------------------------------------------------------------------------------
Switzerland  9.1%
     35,488   Credit Suisse Group(a)                                       847,756
      8,906   Nestle SA                                                  1,815,608
     64,972   Novartis AG                                                2,562,856
     16,053   Roche Holdings AG                                          1,021,436
      7,522   Swiss Reinsurance                                            491,373
     27,946   UBS AG                                                     1,325,905
                                                                    --------------
                                                                         8,064,934
-------------------------------------------------------------------------------------
United Kingdom  34.2%
     86,481   Allied Domecq PLC                                            485,146
     26,104   Anglo American PLC                                           373,818

    10                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     36,852   AstraZeneca PLC                                       $    1,445,964
     67,938   Aviva PLC                                                    477,761
    112,871   Barclays PLC                                                 779,762
    485,871   BP PLC                                                     3,078,996
     66,475   British Sky Broadcasting Group PLC(a)                        688,991
    186,506   BT Group PLC                                                 534,314
    239,998   Centrica PLC                                                 637,697
     94,311   Compass Group PLC                                            434,110
     75,831   Debenhams PLC                                                393,890
     67,618   Diageo PLC                                                   750,009
    145,530   GKN PLC                                                      479,143
    141,470   GlaxoSmithKline PLC                                        2,835,351
     74,130   HBOS PLC                                                     868,446
    238,620   HSBC Holdings PLC                                          2,614,323
     29,059   Imperial Tobacco Group PLC                                   486,264
    239,074   Lloyds TSB Group PLC                                       1,572,342
    181,799   Matalan PLC                                                  547,706
    171,095   MFI Furniture Group PLC                                      360,958
    117,871   Premier Farnell PLC                                          382,182
     31,707   Reckitt Benckiser PLC                                        559,207
     72,539   Royal Bank of Scotland Group PLC                           1,902,502
     32,037   Severn Trent PLC                                             366,103
    313,630   Tesco PLC                                                    992,494
    160,757   Tomkins PLC                                                  544,692
    163,528   Unilever PLC                                               1,607,356
  1,705,924   Vodafone Group PLC                                         3,367,221
     38,974   Whitbread PLC                                                385,888
     67,163   WPP Group PLC                                                477,946
                                                                    --------------
                                                                        30,430,582
                                                                    --------------
              Total common stocks (cost $87,194,383)                    87,319,436
                                                                    --------------

    See Notes to Financial Statements                                     11

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Preferred Stocks  0.5%
-------------------------------------------------------------------------------------
Republic of Germany
      1,189   Porsche AG (cost $421,945)                            $      437,885
                                                                    --------------
              Total Investments  98.7%
               (cost $87,616,328; Note 5)                               87,757,321
              Other assets in excess of liabilities  1.3%                1,192,024
                                                                    --------------
              Net Assets  100%                                      $   88,949,345
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
The following abbreviations are used in portfolio descriptions:
AB--Aktiebolag (Swedish Stock Company).
AG--Aktiengesellschaft (German Stock Company).
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakehio (Finnish Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation).
SpA--Societa per Azioni (Italian Corporation).

    12                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2003 was as follows:

Telecommunication Service & Equipment..................................   13.6%
Financial Services.....................................................   12.9
Oil & Natural Gas Production...........................................   12.8
Pharmaceuticals........................................................   11.3
Banking................................................................    9.4
Foods..................................................................    5.1
Retail.................................................................    4.1
Automobiles & Auto Parts...............................................    3.1
Building & Construction................................................    3.0
Diversified Operations.................................................    2.9
Electrical Power.......................................................    2.0
Electronic Components..................................................    2.0
Beverages..............................................................    1.9
Household Products.....................................................    1.7
Chemicals..............................................................    1.5
Insurance..............................................................    1.5
Apparel................................................................    1.4
Media..................................................................    1.2
Metals.................................................................    1.0
Computer Products & Services...........................................    0.9
Cosmetics & Toiletries.................................................    0.9
Television.............................................................    0.8
Steel..................................................................    0.7
Tobacco................................................................    0.6
Healthcare Equipment & Supplies........................................    0.5
Public Works Construction..............................................    0.5
Minerals...............................................................    0.4
Paper..................................................................    0.4
Semiconductor Equipment & Devices......................................    0.3
Transport Services.....................................................    0.3
                                                                         -----
                                                                          98.7%
Other assets in excess of liabilities..................................    1.3
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

       Prudential Europe Growth Fund, Inc.
            Statement of Assets and Liabilities

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $87,616,328)                             $  87,757,321
Foreign currency, at value (cost $107,340)                                 108,410
Receivable for investments sold                                          1,341,809
Dividends and interest receivable                                          501,667
Receivable for Fund shares sold                                            357,260
Foreign tax reclaim receivable                                             259,240
Prepaid expenses                                                               648
                                                                    --------------
      Total assets                                                      90,326,355
                                                                    --------------
LIABILITIES
Payable for investments purchased                                          437,277
Payable for Fund shares reacquired                                         389,904
Payable to custodian                                                       240,902
Accrued expenses                                                           209,513
Management fee payable                                                      52,155
Distribution fee payable                                                    34,672
Deferred directors' fees                                                    12,587
                                                                    --------------
      Total liabilities                                                  1,377,010
                                                                    --------------
                                                                     $  88,949,345
                                                                    --------------
                                                                    --------------
NET ASSETS
Net assets were comprised of:
   Common stock, at par                                              $       8,699
   Paid-in capital in excess of par                                    127,459,395
                                                                    --------------
                                                                       127,468,094
   Undistributed net investment income                                     518,436
   Accumulated net realized loss on investments and foreign
      currency transactions                                            (39,214,628)
   Net unrealized appreciation on investments and foreign
      currencies                                                           177,443
                                                                    --------------
Net assets, April 30, 2003                                           $  88,949,345
                                                                    --------------
                                                                    --------------

    14                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($53,019,192 /
      5,062,813 shares of common stock issued and outstanding)              $10.47
   Maximum sales charge (5% of offering price)                                 .55
   Maximum offering price to public                                         $11.02
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($26,346,564 / 2,695,390 shares of common stock issued and
      outstanding)                                                           $9.77
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($4,677,207 /
      477,705 shares of common stock issued and outstanding)                 $9.79
   Sales charge (1% of offering price)                                         .10
   Offering price to public                                                  $9.89
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,906,382 / 463,520 shares of common stock issued and
      outstanding)                                                          $10.59
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     15

       Prudential Europe Growth Fund, Inc.
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $375,843)          $   2,763,988
   Interest                                                                  5,961
                                                                    --------------
      Total income                                                       2,769,949
                                                                    --------------
Expenses
   Management fee                                                          766,403
   Distribution fee--Class A                                               142,226
   Distribution fee--Class B                                               339,887
   Distribution fee--Class C                                                55,665
   Transfer agent's fees and expenses                                      435,000
   Custodian's fees and expenses                                           243,000
   Reports to shareholders                                                  65,000
   Registration fees                                                        65,000
   Audit fee                                                                39,000
   Legal fees and expenses                                                  30,000
   Directors' fees                                                           7,000
   Miscellaneous                                                             7,418
                                                                    --------------
      Total operating expenses                                           2,195,599
                                                                    --------------
   Loan interest expense (Note 7)                                              789
                                                                    --------------
      Total expenses                                                     2,196,388
                                                                    --------------
Net investment income                                                      573,561
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                             (27,462,306)
   Foreign currency transactions                                            16,187
                                                                    --------------
                                                                       (27,446,119)
                                                                    --------------
Net change in unrealized appreciation on:
   Investments                                                           1,632,795
   Foreign currencies                                                       23,375
                                                                    --------------
                                                                         1,656,170
                                                                    --------------
Net loss on investments and foreign currencies                         (25,789,949)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (25,216,388)
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                        Year Ended April 30,
                                                   -------------------------------
                                                        2003             2002
----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment gain (loss)                       $     573,561    $    (260,975)
   Net realized loss on investment and foreign
      currency transactions                           (27,446,119)      (6,065,433)
   Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currencies                                        1,656,170      (22,728,484)
                                                   --------------    -------------
   Net decrease in net assets resulting from
      operations                                      (25,216,388)     (29,054,892)
                                                   --------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                       66,479,862       85,853,844
   Cost of shares reacquired                          (90,336,475)    (124,070,829)
                                                   --------------    -------------
Net decrease in net assets from Fund share
   transactions                                       (23,856,613)     (38,216,985)
                                                   --------------    -------------
Total decrease                                        (49,073,001)     (67,271,877)
NET ASSETS
Beginning of year                                     138,022,346      205,294,223
                                                   --------------    -------------
End of year(a)                                      $  88,949,345    $ 138,022,346
                                                   --------------    -------------
                                                   --------------    -------------
------------------------------
(a) Includes undistributed net investment
    income of:                                      $     518,436               --
                                                   --------------    -------------

    See Notes to Financial Statements                                     17

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements

      Prudential Europe Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in Europe. The Fund was incorporated in Maryland on March 18, 1994 and commenced investment operations on July 13, 1994.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
Nasdaq (whether domestic or foreign) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued at fair value by a Valuation Committee appointed by the Board of Directors in consultation with the manager and subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gain (loss) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
                                                                          19

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

      Taxes:    For federal income tax purposes, it is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to a subadvisory agreement between PI and Gartmore Global Partners ('Gartmore'), Gartmore furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Gartmore, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its objectives and policies. PI pays for the services of Gartmore, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investments Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%,of the

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% on the average daily net assets of the Class A shares.

      PIMS has advised the Fund that it has received approximately $11,600 and $3,500 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended April 30, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has also advised the Fund that for the year ended April 30, 2003, it has received approximately $73,300 and $5,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended April 30, 2003, the Fund incurred fees of approximately $284,000 for the services of PMFS. As of April 30, 2003 approximately $21,000 of such fees were due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $46,100 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $34,300 for the year ended April 30, 2003. As of April 30, 2003, approximately $2,500 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended April 30, 2003 were $109,212,795 and $132,453,527, respectively.

Note 5. Tax Information
In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely
                                                                          21

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended April 30, 2003, the adjustments were to increase net investment income and increase accumulated net realized loss on investments by $16,187 due to reclassification of net foreign currency gain. Net investment income, net realized losses and net assets were not affected by this change.

      As of April 30, 2003, the Fund had distributable earnings of $518,436 on a tax basis. In addition, the approximate capital loss carryforward was $21,367,000 which expires in 2011. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $11,445,000 and other cumulative timing differences.
      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of April 30, 2003 were as follows:

                                                     Other Cost
  Tax Basis                                             Basis        Net Unrealized
of Investments     Appreciation     Depreciation     Adjustments      Depreciation
--------------     ------------     ------------     -----------     --------------
 $ 94,019,169       $ 3,987,821     $(10,249,669)      $36,450        $ (6,225,398)

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      There are 2 billion shares of $.001 par value common stock authorized and divided into four classes, designated Class A, Class B, Class C and Class Z Shares, each consisting of 500,000,000 authorized shares.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2003:
Shares sold                                                   4,038,386    $  41,634,586
Shares reacquired                                            (5,186,116)     (54,080,349)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,147,730)     (12,445,763)
Shares issued upon conversion from Class B                      586,256        6,129,468
                                                            -----------    -------------
Net decrease in shares outstanding                             (561,474)   $  (6,316,295)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                   4,714,359    $  61,890,072
Shares reacquired                                            (6,223,329)     (81,908,680)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,508,970)     (20,018,608)
Shares issued upon conversion from Class B                    2,564,679       31,344,411
                                                            -----------    -------------
Net increase in shares outstanding                            1,055,709    $  11,325,803
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended April 30, 2003:
Shares sold                                                     721,357    $   7,089,117
Shares reacquired                                            (1,530,900)     (15,174,516)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (809,543)      (8,085,399)
Shares reacquired upon conversion into Class A                 (625,705)      (6,129,468)
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,435,248)   $ (14,214,867)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                     575,785    $   7,052,165
Shares reacquired                                            (1,810,833)     (22,212,729)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,235,048)     (15,160,564)
Shares reacquired upon conversion into Class A               (2,715,664)     (31,344,411)
                                                            -----------    -------------
Net decrease in shares outstanding                           (3,950,712)   $ (46,504,975)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended April 30, 2003:
Shares sold                                                     824,684    $   7,969,331
Shares reacquired                                              (968,242)      (9,417,156)
                                                            -----------    -------------
Net decrease in shares outstanding                             (143,558)   $  (1,447,825)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                     569,403    $   6,971,944
Shares reacquired                                              (720,046)      (8,872,616)
                                                            -----------    -------------
Net decrease in shares outstanding                             (150,643)   $  (1,900,672)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class Z                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2003:
Shares sold                                                     929,494    $   9,786,828
Shares reacquired                                            (1,093,443)     (11,664,454)
                                                            -----------    -------------
Net decrease in shares outstanding                             (163,949)   $  (1,877,626)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                     774,843    $   9,939,663
Shares reacquired                                              (853,995)     (11,076,804)
                                                            -----------    -------------
Net decrease in shares outstanding                              (79,152)   $  (1,137,141)
                                                            -----------    -------------
                                                            -----------    -------------

Note 7. Borrowings
The Fund, along with other affiliated registered investment companies ('the Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended April 30, 2003, the amount of the commitment was $500 million from May 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funds to facilitate capital share redemptions. The expiration date of the SCA is May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

      The Fund utilized the line of credit during the year ended April 30, 2003. The average daily balances for the 4 days the Fund had debt outstanding during the year ended was approximately $4,047,500 at a weighted average interest rate of approximately 1.75%.

Note 8. Plan of Reorganization
On May 29, 2003, the Directors of the Fund approved an Agreement and Plan of Reorganization and Liquidation (the 'Plan'), under which Europe Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by Prudential Global Growth Fund (which is a series of Prudential World Fund, Inc.). Prudential Global Growth Fund will be the surviving fund, and each whole and fractional share of each class of Europe Growth Fund will be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund.

      The Plan is subject to approval by the shareholders of Prudential Europe Growth Fund at a shareholder meeting scheduled for September 17, 2003. If the Plan is approved, it is expected that the reorganization will occur in September 2003. Europe Growth Fund will bear its proportional share of the costs of the reorganization, including the cost of proxy solicitation.

                                                        ANNUAL REPORT
                                                        APRIL 30, 2003


            PRUDENTIAL
            EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential Europe Growth Fund, Inc.
             Financial Highlights

                                                                       Class A
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(a)
Net asset value, beginning of year                                     $  12.87
                                                                    --------------
Income from investment operations
Net investment income (loss)                                                .09
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (2.49)
                                                                    --------------
      Total from investment operations                                    (2.40)
                                                                    --------------
Less distributions
Distributions in excess of net investment income                             --
Distributions from net realized gains on investments and
   foreign currency transactions                                             --
                                                                    --------------
      Total distributions                                                    --
                                                                    --------------
Net asset value, end of year                                           $  10.47
                                                                    --------------
                                                                    --------------
TOTAL RETURN(b)                                                          (18.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 53,019
Average net assets (000)                                               $ 56,891
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees(c)            1.87%
   Expenses, excluding distribution and service (12b-1) fees               1.62%
   Net investment income (loss)                                             .84%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  107%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) For the year ended April 30, 2003, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A shares.

    26                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  15.03             $  21.63             $  18.80             $  19.91
    --------             --------         ----------------         --------
         .02                 (.05)                (.04)                 .03
       (2.18)               (4.61)                3.83                  .28
    --------             --------         ----------------         --------
       (2.16)               (4.66)                3.79                  .31
    --------             --------         ----------------         --------
          --                   --                   --                 (.24)
          --                (1.94)                (.96)               (1.18)
    --------             --------         ----------------         --------
          --                (1.94)                (.96)               (1.42)
    --------             --------         ----------------         --------
    $  12.87             $  15.03             $  21.63             $  18.80
    --------             --------         ----------------         --------
    --------             --------         ----------------         --------
      (14.37)%             (21.66)%              20.27%                2.03%
    $ 72,367             $ 68,664             $104,031             $ 78,074
    $ 66,709             $ 85,358             $ 85,317             $ 67,286
        1.63%                1.43%                1.37%                1.43%
        1.38%                1.18%                1.12%                1.18%
         .17%                (.27)%               (.18)%                .15%
         212%                  39%                  79%                  62%

    See Notes to Financial Statements                                     27

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class B
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(a)
Net asset value, beginning of year                                     $  12.10
                                                                    --------------
Income from investment operations
Net investment income (loss)                                                .01
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (2.34)
                                                                    --------------
      Total from investment operations                                    (2.33)
                                                                    --------------
Less distributions
Distributions in excess of net investment income                             --
Distributions from net realized gains on investments and
   foreign currency transactions                                             --
                                                                    --------------
      Total distributions                                                    --
                                                                    --------------
Net asset value, end of year                                           $   9.77
                                                                    --------------
                                                                    --------------
TOTAL RETURN(b)                                                          (19.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 26,347
Average net assets (000)                                               $ 33,989
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               2.62%
   Expenses, excluding distribution and service (12b-1) fees               1.62%
   Net investment income (loss)                                             .08%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    28                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  14.23             $  20.82             $  18.26             $  19.35
    --------         ----------------     ----------------     ----------------
        (.06)                (.17)                (.18)                (.11)
       (2.07)               (4.48)                3.70                  .30
    --------         ----------------     ----------------     ----------------
       (2.13)               (4.65)                3.52                  .19
    --------         ----------------     ----------------     ----------------
          --                   --                   --                 (.10)
          --                (1.94)                (.96)               (1.18)
    --------         ----------------     ----------------     ----------------
          --                (1.94)                (.96)               (1.28)
    --------         ----------------     ----------------     ----------------
    $  12.10             $  14.23             $  20.82             $  18.26
    --------         ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------
      (14.97)%             (22.50)%              19.38%                1.39%
    $ 49,985             $114,966             $198,260             $196,247
    $ 74,536             $153,025             $193,811             $191,220
        2.38%                2.18%                2.12%                2.18%
        1.38%                1.18%                1.12%                1.18%
        (.49)%              (1.00)%               (.92)%               (.57)%

    See Notes to Financial Statements                                     29

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(a)
Net asset value, beginning of year                                      $12.12
                                                                       -------
Income from investment operations
Net investment income (loss)                                               .01
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (2.34)
                                                                       -------
      Total from investment operations                                   (2.33)
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                            --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                            $ 9.79
                                                                       -------
                                                                       -------
TOTAL RETURN(b)                                                         (19.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $4,677
Average net assets (000)                                                $5,567
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.62%
   Expenses, excluding distribution and service (12b-1) fees              1.62%
   Net investment income (loss)                                            .10%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    30                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
     $14.25              $  20.83             $  18.25             $  19.38
    -------              --------             --------             --------
       (.07)                 (.18)                (.18)                (.11)
      (2.06)                (4.46)                3.72                  .26
    -------              --------             --------             --------
      (2.13)                (4.64)                3.54                  .15
    -------              --------             --------             --------
         --                    --                   --                 (.10)
         --                 (1.94)                (.96)               (1.18)
    -------              --------             --------             --------
         --                 (1.94)                (.96)               (1.28)
    -------              --------             --------             --------
     $12.12              $  14.25             $  20.83             $  18.25
    -------              --------             --------             --------
    -------              --------             --------             --------
     (14.95)%              (22.40)%              19.45%                1.18%
     $7,531              $ 10,996             $ 17,501             $ 15,073
     $8,573              $ 14,393             $ 15,974             $ 13,465
       2.38%                 2.18%                2.12%                2.18%
       1.38%                 1.18%                1.12%                1.18%
       (.54)%               (1.02)%               (.93)%               (.61)%

    See Notes to Financial Statements                                     31

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(a)
Net asset value, beginning of year                                      $12.97
                                                                       -------
Income from investment operations
Net investment income (loss)                                               .11
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (2.49)
                                                                       -------
      Total from investment operations                                   (2.38)
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                            --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                            $10.59
                                                                       -------
                                                                       -------
TOTAL RETURN(b)                                                         (18.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $4,906
Average net assets (000)                                                $5,741
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.62%
   Expenses, excluding distribution and service (12b-1) fees              1.62%
   Net investment income (loss)                                           1.05%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    32                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
     $15.10              $  21.74             $  18.83             $  19.93
    -------              --------             --------             --------
        .06                  (.01)                 .01                  .05
      (2.19)                (4.69)                3.86                  .31
    -------              --------             --------             --------
      (2.13)                (4.70)                3.87                  .36
    -------              --------             --------             --------
         --                    --                   --                 (.28)
         --                 (1.94)                (.96)               (1.18)
    -------              --------             --------             --------
         --                 (1.94)                (.96)               (1.46)
    -------              --------             --------             --------
     $12.97              $  15.10             $  21.74             $  18.83
    -------              --------             --------             --------
    -------              --------             --------             --------
     (14.11)%              (21.74)%              20.67%                2.35%
     $8,140              $ 10,668             $ 15,516             $ 10,972
     $8,486              $ 13,144             $ 12,455             $  8,572
       1.38%                 1.18%                1.12%                1.18%
       1.38%                 1.18%                1.12%                1.18%
        .46%                 (.03)%                .08%                 .25%

    See Notes to Financial Statements                                     33

       Prudential Europe Growth Fund, Inc.
             Report of Independent Auditors

To the Shareholders and Board of Directors of Prudential Europe Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Europe Growth Fund, Inc. (the 'Fund') at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 23, 2003

       Prudential Europe Growth Fund, Inc.
             Federal Income Tax Information (Unaudited)

      The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended April 30, 2003 the Fund intends on passing through $.04 per share of ordinary income distributions as a foreign tax credit.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                                                          35

    Prudential Europe Growth Fund, Inc.
                            www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).
       Independent Directors1

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund ComplexD           Other
                                Position      and Length of       Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund      Time Served        During Past Five Years        Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        since 1996    Marketing Consultant                 129                 --
                                                              (1982-present); formerly
                                                              Senior Vice President and
                                                              Member of the Board of
                                                              Directors, Prudential Bache
                                                              Securities, Inc.

Robert E. La Blanc (69)         Director        since 1996    President (since 1981) of            108       Director of Storage
                                                              Robert E. La Blanc Associates,                 Technology Corporation
                                                              Inc. (telecommunications);                     (technology) (since
                                                              formerly General Partner at                    1979), Chartered
                                                              Salomon Brothers and                           Semiconductor
                                                              Vice-Chairman of Continental                   Manufacturing, Ltd.
                                                              Telecom; Trustee of Manhattan                  (Singapore) (since
                                                              College.                                       1998), Titan
                                                                                                             Corporation
                                                                                                             (electronics) (since
                                                                                                             1995), Computer
                                                                                                             Associates
                                                                                                             International, Inc.
                                                                                                             (since 2002) (software
                                                                                                             company); Director
                                                                                                             (since 1999) of First
                                                                                                             Financial Fund, Inc.
                                                                                                             and Director (since
                                                                                                             April 1999) of The High
                                                                                                             Yield Plus Fund, Inc.

Robin B. Smith (63)             Director        since 1994    Chairman of the Board (since         100       Director of BellSouth
                                                              January 2003) of Publishers                    Corporation (since
                                                              Clearing House (direct                         1992).
                                                              marketing), formerly Chairman
                                                              and Chief Executive Officer
                                                              (August 1996-December 2002) of
                                                              Publishers Clearing House.

Stephen Stoneburn (59)          Director        since 1996    President and Chief Executive        106                 --
                                                              Officer (since June 1996) of
                                                              Quadrant Media Corp. (a
                                                              publishing company); formerly
                                                              President (June 1995 - June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January 1993 - 1995)
                                                              of Cowles Business Media and
                                                              Senior Vice President of
                                                              Fairchild Publications, Inc.
                                                              (1975 - 1989).

    36                                                                    37

    Prudential Europe Growth Fund, Inc.
                                      www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund ComplexD           Other
                                Position      and Length of       Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund      Time Served        During Past Five Years        Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Clay T. Whitehead (64)          Director        since 1999    President (since 1983) of            125       Director (since 2000)
                                                              National Exchange Inc. (new                    of First Financial
                                                              business development firm).                    Fund, Inc., and
                                                                                                             Director (since 2000)
                                                                                                             of The High Yield Plus
                                                                                                             Fund, Inc.

       Interested Directors
       --------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund ComplexD           Other
                                Position      and Length of       Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund      Time Served        During Past Five Years        Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Director and    since 1996    Executive Vice President and         188       Vice President and
                                Vice                          Chief Administrative Officer                   Director (since May
                                President                     (since June 1999) of PI;                       1989) and Treasurer
                                                              Executive Vice President and                   (since 1999) of The
                                                              Treasurer (since January 1996)                 Asia Pacific Fund, Inc.
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America;
                                                              Director, Executive Vice
                                                              President and Chief
                                                              Administrative Officer (since
                                                              May 2003) of American Skandia
                                                              Investment Services, Inc.;
                                                              Director, Executive Vice
                                                              President and Chief
                                                              Administrative Officer (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Director and Executive Vice
                                                              President (since May 2003) of
                                                              American Skandia Fund
                                                              Services, Inc.; formerly
                                                              Senior Vice President (March
                                                              1987-May 1999) of Prudential
                                                              Securities Incorporated (PSI).

*Judy A. Rice (55)              Director        since 2000    President, Chief Executive           129                 --
                                and                           Officer, Chief Operating
                                President       since 2003    Officer and Officer-in-Charge
                                                              (since 2003) of PI; Director,
                                                              Officer-in-Charge, President,
                                                              Chief Executive Officer and
                                                              Chief Operating Officer (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Director, Officer-in-Charge,

    38                                                                    39

       Prudential Europe Growth Fund, Inc.
                               www.prudential.com     (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund ComplexD           Other
                                Position      and Length of       Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund      Time Served        During Past Five Years        Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
                                                              President, Chief Executive
                                                              Officer and Chief Operating
                                                              Officer (since May 2003) of
                                                              American Skandia Investment
                                                              Services, Inc.; Director,
                                                              Officer-in-Charge, President,
                                                              Chief Executive Officer (since
                                                              May 2003) of American Skandia
                                                              Fund Services, Inc.; formerly
                                                              various positions to Senior
                                                              Vice President (1992-1999) of
                                                              PSI; and various positions to
                                                              Managing Director (1975-1992)
                                                              of Salomon Smith Barney;
                                                              Member of Board of Governors
                                                              of the Money Management
                                                              Institute.

      Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

      Officers
      --------

                                                 Term of
                                                Office***
                                Position      and Length of       Principal Occupations
Name, Address** and Age         With Fund      Time Served        During Past Five Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (47)   Chief Legal     since 2003    Vice President and Chief Legal
                                Officer                       Officer - Mutual Funds and
                                and                           Unit Investment Trusts (since
                                Assistant       since 2002    August 2000) of Prudential;
                                Secretary                     Senior Vice President and
                                                              Secretary (since April 2003)
                                                              of PI; Senior Vice President
                                                              and Secretary (since May 2003)
                                                              of American Skandia Investment
                                                              Services, Inc.; Senior Vice
                                                              President and Secretary (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Senior Vice President and
                                                              Secretary (since May 2003) of
                                                              American Skandia Fund
                                                              Services, Inc.; Vice President
                                                              and Assistant Secretary of
                                                              PIMS (since October 2001),
                                                              previously Senior Vice
                                                              President and Assistant
                                                              Secretary (February 2001-April
                                                              2003) of PI; Vice President
                                                              and Associate General Counsel
                                                              (December 1996-February 2001)
                                                              of PI and Vice President and
                                                              Associate General Counsel
                                                              (September 1987-September
                                                              1996) of PSI.

    40                                                                    41

       Prudential Europe Growth Fund, Inc.
                                www.prudential.com     (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                                Office***
                                Position      and Length of       Principal Occupations
Name, Address** and Age         With Fund      Time Served        During Past Five Years
--------------------------------------------------------------------------------------------
Grace C. Torres (44)            Treasurer       since 1995    Senior Vice President (since
                                and                           January 2000) of PI; Senior
                                Principal                     Vice President and Assistant
                                Financial                     Treasurer (since May 2003) of
                                and                           American Skandia Investment
                                Accounting                    Services, Inc. and American
                                Officer                       Skandia Advisory Services,
                                                              Inc.; formerly First Vice
                                                              President (December
                                                              1996-January 2000) of PI and
                                                              First Vice President (March
                                                              1993-1999) of PSI.

Jonathan D. Shain (44)          Secretary       since 2001    Vice President and Corporate
                                                              Counsel (since August 1998) of
                                                              Prudential; Vice President and
                                                              Assistant Secretary (since May
                                                              2003) of American Skandia
                                                              Investment Services, Inc.;
                                                              Vice President and Assistant
                                                              Secretary (since May 2003) of
                                                              American Skandia Fund
                                                              Services, Inc.; formerly
                                                              Attorney with Fleet Bank, N.A.
                                                              (January 1997 - July 1998) and
                                                              Associate Counsel (August 1994
                                                              -January 1997) of New York
                                                              Life Insurance Company.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998); First
                                Compliance                    Vice President, PSI (March
                                Officer                       1997-May 1998); Anti-Money
                                                              Laundering Officer of American
                                                              Skandia Investment Services,
                                                              Inc., American Skandia
                                                              Advisory Services, Inc. and
                                                              American Skandia Marketing,
                                                              Inc.

    42                                                                    43

       Prudential Europe Growth Fund, Inc.
                               www.prudential.com     (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

    1 Effective April 23, 2003, Nancy H. Teeters assumed the position of Trustee
      Emeritus and David R. Odenath, Jr. resigned as Trustee of the Fund.
    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Gartmore Global
      Partners or GGP) or the Distributor (Prudential Investment Management Services
      LLC or PIMS).
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Director and/or Officer.
    D The Fund Complex consists of all investment companies managed by PI. Effective
      May 1, 2003, the Funds for which PI serves as manager include The Prudential
      Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The
      Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust. The
      Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar
      Fund.
 **** This column includes only directorships of companies required to register, or file reports with the Commission under the Securities and Exchange Act of 1934
      (i.e., 'public companies') or other investment companies registered under the
      1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

    44                                                                    45

Prudential Europe Growth Fund, Inc.

Growth of a $10,000 Investment

                 (CHART)

Average Annual Total Returns (With Sales Charge)    As of 4/30/03

              One Year    Five Years    Since Inception
Class A       -22.72%       -8.65%           3.01%
Class B       -23.29%       -8.57%           2.77%
Class C       -20.83%       -8.60%           2.67%
Class Z       -18.35%       -7.48%           2.38%

Average Annual Total Returns (Without Sales Charge)          As of 4/30/03

           One Year    Five Years    Since Inception
Class A    -18.65%       -7.71%          3.61%
Class B    -19.26%       -8.42%          2.77%
Class C    -19.22%       -8.42%          2.79%
Class Z    -18.35%       -7.48%          2.38%


Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception dates: Class A, B, and C, 7/13/94; Class Z, 4/15/96.

The graph compares a $10,000 investment in the Prudential Europe Growth Fund, Inc. (Class A shares) with a similar investment in the Morgan Stanley
Capital International Europe IndexSM (MSCI Europe
Index) by portraying the initial account values at the commencement of operations of Class A shares
(July 13, 1994) and the account values at the end of the current fiscal year (April 30, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B, Class C, and Class Z shares will vary due

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www.prudential.com   (800) 225-1852

to the differing charges and expenses applicable to each class (as indicated below). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns on investment in the graph and returns for Class A shares in the tables would have been lower.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of September 2002, the MSCI Europe Index consisted of the following 16 developed market country indexes:
Austria, Belgium, Denmark, Finland, France, Germany,
Greece, Ireland, Italy, the Netherlands, Norway,
Portugal, Spain, Sweden, Switzerland, and the United
Kingdom. The MSCI Europe Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI Europe Index may differ substantially from the securities in the Fund. The
MSCI Europe Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission regulations.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

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FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
Visit Prudential's website at:
www.prudential.com
Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Clay T. Whitehead
Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Chief Legal Officer
   and Assistant Secretary
Jonathan D. Shain, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer
Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Gartmore Global Partners
1200 River Road
Conshohocken, PA 19428
Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077
Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101
Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Fund Symbols    Nasdaq    CUSIP
Class A    PRAEX    74431N103
Class B    PRBEX    74431N202
Class C    PEUCX    74431N301
Class Z    PIEUX    74431N400

MF160E    IFS-A080886

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Item 2. Code of Ethics -- Not required in this filing

Item 3. Audit Committee Financial Expert -- Not required in this filing

Item 4. Principal Accountant Fees and Services -- Not required in this filing

Item 5. Reserved

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8. Reserved

Item 9. Controls and Procedures

        (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

        (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

        (a) Code of Ethics.  -- Not required in this filing

        (b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act -- Attached hereto


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Prudential Europe Growth Fund, Inc.


/s/ Jonathan Shain
--------------------------------
Jonathan Shain
Secretary of the Fund
Prudential Europe Growth Fund

Date: June 30, 2003



      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



/s/ Judy A. Rice
--------------------------------
Judy A. Rice
President of
Prudential Europe Growth Fund, Inc.

Date: June 30, 2003


/s/ Grace C. Torres
--------------------------------
Grace C. Torres
Treasurer of
Prudential Europe Growth Fund, Inc.

Date: June 30, 2003


Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.